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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ___________________

                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 _____________

       Date of Report (Date of Earliest Event Reported):  March 21, 1996

                      PHARMA PATCH PUBLIC LIMITED COMPANY
- -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Ireland
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                 (State or Other Jurisdiction of Incorporation)

                 1-12836                              Not Applicable
        ------------------------           ------------------------------------
        (Commission File Number)           (I.R.S. Employer Identification No.)

15/16 Fitzwilliam Place, Dublin 2, Ireland            Not applicable
- ------------------------------------------            --------------
(Address of Principal Executive Offices)                (Zip Code)

                               011-353-1-668-7144
- -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On March 21, 1996, Registrant consummated the transactions with Vista Technologies, Inc. ("Vista") described in Registrant's Form 8K dated March 12, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)1. Vista's Audited Consolidated Financial Statements for the fiscal year ended March 31, 1995.

(a)2. Vista's Unaudited Consolidated Financial Statement for the nine months ended December 31, 1995.

(b)1.   Introduction to Pro Forma financial Statements.

(b)2. Registrant's Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 1995.

(b)3. Registrant's Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended November 30, 1995.

(b)4. Registrant's Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve month period ended February 28, 1995.

(b)5.   Notes to Unaudited Pro Forma Condensed Consolidated Financial
        Statements.

(c)1.   Consent of A. J. Robbins, PC.





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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PHARMA PATCH PUBLIC LIMITED COMPANY
                                       -----------------------------------
                                                  (Registrant)



Date:   May 21, 1996                   by:     \s\ Murray D. Watson
                                          -------------------------------------
                                                   Murray D. Watson
                                                 Chairman of the Board
                                               and Chief Executive Officer





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                               INDEX TO EXHIBITS

Exhibit                                                                                       Page
Number           Description                                                                 Number
- ------           -----------                                                                 ------
(a)1.           Vista's Audited Consolidated Financial Statements for the fiscal year ended March 31, 1995

(a)2.           Vista's Unaudited Consolidated Financial Statement for the nine months ended December 31, 1995

(b)1.           Introduction to Pro Forma financial Statements.

(b)2.           Registrant's Unaudited Pro Forma Condensed Consolidated Balance
                Sheet as of November 30, 1995.

(b)3.           Registrant's Unaudited Pro Forma Condensed Consolidated Statement of
                Operations for the nine month period ended November 30, 1995.

(b)4.           Registrant's Unaudited Pro Forma Condensed Consolidated Statement of
                Operations for the twelve month period ended February 28, 1995.

(b)5.           Notes to Unaudited Pro Forma Condensed Consolidated Financial
                Statements.

(c)1.           Consent of A. J. Robbins, PC.





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